UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 17, 2021

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

515 E. Las Olas Boulevard, Suite 120, Fort Lauderdale, FL 33301

(Address of Principal Executive Offices)

(954) 256-5120

(Registrant’s Telephone Number, including area code)

Copy to:

Brunson Chandler & Jones, PLLC

175 South Main Street, Suite 1410

Salt Lake City, Utah 84111

(801)303-5721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On January 17, 2021, Altitude International Holdings, Inc. (the “Company” or “Altitude”) entered into a Letter of Intent (the “LOI”) with Breunich Holdings, Inc., a privately held Delaware corporation (“BHI”). The LOI sets forth the headline terms of a proposed Share Exchange of Altitude with BHI through which 100% of the BHI shares will be exchanged for up to 80% of then-issued and outstanding shares of Altitude.

Upon the terms and subject to the conditions set forth in the LOI, following the Share Exchange, (i) BHI and its subsidiaries will be wholly-owned subsidiaries of Altitude; (ii) BHI shareholders would own approximately 80% of the common shares of Altitude, and Altitude shareholders would own approximately 20% of the common shares of Altitude, with such percentages calculated on a fully diluted basis; (iii) BHI has the right to appoint a majority of the directors of Altitude following the Share Exchange.

The completion of the Share Exchange would be subject to the satisfaction of specific conditions set forth in the LOI, including the completion of an audit of BHI and its subsidiaries and the parties first negotiating and executing a definitive Share Exchange agreement (the “Share Exchange Agreement”). These conditions may not ever be satisfied, the Company may never enter into a definitive Share Exchange Agreement with BHI, the Share Exchange with BHI may never be consummated, and even if it is, it may not be consummated on the terms described therein.

The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by reference to the full text of the LOI, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The LOI is included with this filing only to provide investors with information regarding the terms of the LOI, and not to provide investors with any factual information regarding Altitude or BHI, their respective affiliates or their respective businesses. The LOI should not be read alone, but should instead be read in conjunction with the other information regarding Altitude, BHI, their respective affiliates or their respective businesses, the LOI and the Share Exchange that will be contained in, or incorporated by reference into, the Current Report on Form 8-K that will include a copy of any definitive Share Exchange Agreement, as well as in the Forms 10-K, Forms 10-Q and other filings that Altitude makes with the Securities and Exchange Commission (“SEC”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Letter of Intent, dated as of January 17, 2021, by and between Altitude International Holdings, Inc., and Breunich Holdings, Inc.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the parties never entering into a definitive Share Exchange Agreement, the right of one or both of Altitude or BHI to terminate the Share Exchange agreement even if entered into; the outcome of any legal proceedings that may be instituted against Altitude, BHI or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the Share Exchange on a timely basis or at all; the ability to obtain approval by BHI stockholders on the expected schedule; difficulties and delays in integrating Altitude’s and BHI’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks that the transaction disrupts Altitude’s or BHI’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Share Exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Share Exchange; the ability of Altitude or BHI to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Share Exchange; the continued availability of capital and financing following the Share Exchange; the business, economic and political conditions in the markets in which Altitude and BHI operate; and the fact that Altitude’s and BHI’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Altitude’s publicly filed reports, including, but not limited to, Altitude’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports.

Altitude and BHI caution that the foregoing list of important factors is not complete, and they do not undertake to update any forward-looking statements that either party may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Altitude, BHI or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2021

ALTITUDE INTERNATIONAL, INC.

By:	/s/ Greg Breunich
Name:	Greg Breunich
Title:	Chief Executive Officer